Exhibit 10.5.2

EXECUTION COPY

                       NINTH ISSUER MASTER DEFINITIONS AND
                              CONSTRUCTION SCHEDULE

                             DATED 8 DECEMBER, 2005

                          HOLMES FINANCING (NO. 9) PLC


                                [GRAPHIC OMITTED]

                                ALLEN & OVERY LLP

                                     LONDON



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                                    CONTENTS

CLAUSE                                                                      PAGE

1.       Definitions...........................................................1
2.       Interpretation and Construction......................................27
3.       Governing Law........................................................30

Signatories...................................................................31



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THIS NINTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on 8 December, 2005 BY:

(1)      ALLEN & OVERY LLP of 40 Bank Street, Canary Wharf, London E14 5NR; and
(2)      SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

1.       DEFINITIONS

         Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or unless the context otherwise requires, have the same meanings as set out in this Ninth Issuer Master Definitions and Construction Schedule.

         Words and expressions used in this Ninth Issuer Master Definitions Schedule or in the Transaction Documents but not defined herein shall, unless otherwise defined in the relevant Transaction Document or unless the context otherwise requires, have the same meanings as set out in the Master Definitions and Construction Schedule or the relevant Issuer Master Definitions and Construction Schedule as the case may be.

         ADDITIONAL INTEREST has the meaning given in Condition 4(B) of the Ninth Issuer Notes;

         AGENT BANK means JPMorgan Chase Bank, N.A., London Branch or such other person for the time being acting as agent bank under the Ninth Issuer Paying Agent and Agent Bank Agreement;

         AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

         AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS means the amendment agreement so named dated the Second Issuer Closing Date;

         APPOINTEE means any attorney, manager, agent, delegate, nominee, custodian or other person appointed by the Note Trustee or the Ninth Issuer Security Trustee under the Ninth Issuer Trust Deed or the Ninth Issuer Deed of Charge (as applicable);

         AUDITORS means Deloitte & Touche LLP of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally recognised independent firm of auditors selected from time to time by the Ninth Issuer, the Ninth Issuer Security Trustee and the Security Trustee;

         AUTHORISED DENOMINATIONS means denominations of, in the case of the Series 1 Class A Ninth Issuer Notes, US$100,000 and increments of US$1,000 thereafter, in the case of the Series 2 Class A Ninth Issuer Notes, US$100,000 and increments of US$1,000 thereafter; in the case of the Series 3 Class A1 Ninth Issuer Notes, [euro]100,000 and increments of [euro]1,000 thereafter, in the case of the Series 3 Class A2 Ninth Issuer Notes, (pound)100,000 and increments of (pound)1,000 thereafter and in the case of the Series 4 Class A Ninth Issuer Notes (pound)100,000 and increments of (pound)1,000 thereafter, and in any case such denominations (in each case) as the Note Trustee shall determine and notify to the relevant Ninth Issuer Noteholders;

         AUTHORISED INVESTMENTS means:

         (a)      Sterling gilt-edged securities; and

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         (b)      Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under FSMA with a Part IV permission (within the meaning of that Act) that includes accepting deposits) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F1 by Fitch or their equivalents by three other internationally recognised rating agencies; and

         (c) in the case of any collateral provided by the relevant Ninth Issuer Swap Provider and/or the Funding Swap Provider, such demand or time deposits in such currencies as are approved by the Rating Agencies in respect of the relevant Ninth Issuer Swap Agreement and/or the Funding Swap Agreement;

         AUTHORISED SIGNATORY means any authorised signatory referred to in the Ninth Issuer Account Mandates;

         BASIC TERMS MODIFICATION has the meaning given in paragraph 5 of
         Schedule 4 to the Ninth Issuer Trust Deed;

         BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Ninth Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

         BULLET AMOUNT means, (a) in respect of the Ninth Issuer Series
         1 Term AAA Advance, the sum of (pound)1,017,901,000; (b) in respect of the Ninth Issuer Series 2 Term AAA Advance, the sum of (pound)1,272,376,000; (c) in respect of the Ninth Issuer Series 4 Term AAA Advance, the sum of (pound)600,000,000; and (d) in respect of any New Term Advance which is a Bullet Term Advance, the scheduled amount of principal due in respect of such Bullet Term Advance on the relevant Scheduled Repayment Date;

         BULLET TERM ADVANCE means the Ninth Issuer Series 1 Term AAA
         Advance, the Ninth Issuer Series 2 Term AAA Advance, Ninth Issuer Series 4 Term AAA Advance and any New Term Advance, the full amount of principal of which is due on a Scheduled Repayment Date;

         BUSINESS DAY means a day which is a London Business Day and a New York Business Day and a TARGET Business Day;

         CASHFLOW RECONCILIATION LETTER means the letter dated the Ninth Issuer Closing Date regarding the flow of payments to be made on that date expressed to be between the Ninth Issuer, the Seller, the Common Depositary, the Euro Currency Swap Provider, the Series 1 Dollar Currency Swap Provider, the Series 2 Dollar Currency Swap Provider, Funding, the Joint Lead Managers, the Underwriters, the Ninth Issuer Security Trustee and Abbey National Treasury Services plc;

         CLASS A NINTH ISSUER NOTE ENFORCEMENT NOTICE means a notice issued by the Note Trustee to the Ninth Issuer and the Ninth Issuer Security Trustee declaring the Class A Ninth Issuer Notes to be due and repayable pursuant to Condition 9(A) of the Ninth Issuer Notes;

         CLASS A NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Class A Ninth Issuer Notes;

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         CLASS A NINTH ISSUER NOTES means the Series 1 Class A Ninth
         Issuer Notes, the Series 2 Class A Ninth Issuer Notes, the Series 3 Class A1 Ninth Issuer Notes, the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes;

         COMMON DEPOSITARY means JPMorgan Chase Bank, N.A., London
         Branch, in its capacity as common depositary for Euroclear Bank S.A./N.V., as operator of the Euroclear System and Clearstream Banking, Luxembourg;

         CONDITIONS or TERMS AND CONDITIONS means the terms and conditions of the Ninth Issuer Notes set out in Schedule 3 to the Ninth Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Ninth Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

         CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Initial Closing Date and made between the Corporate Services Provider, Holdings, the First Issuer, Funding, the Mortgages Trustee, the First Issuer Post-Enforcement Call Option Holder, the Seller and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the First Issuer, Funding, the Mortgages Trustee, Holdings and the First Issuer Post-Enforcement Call Option Holder;

         CORPORATE SERVICES PROVIDER means SPV Management Limited or such other person or persons for the time being acting as corporate services provider to Funding and certain other parties under the Corporate Services Agreement and acting as corporate services provider under the Ninth Issuer Corporate Services Agreement;

         CURRENCY SWAP AGREEMENTS means the Series 1 Class A Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement and the Series 3 Class A1 Euro Currency Swap Agreement;

         CURRENCY SWAP PROVIDER means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and CURRENCY SWAP PROVIDERS means all of them;

         CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party; DEFAULTING PARTY has the meaning given to it in the Ninth Issuer Swap Agreements;

         DEFERRED INTEREST has the meaning given in Condition 4(B) of the Ninth Issuer Notes;

         DEFINITIVE NINTH ISSUER NOTES means the Dollar Definitive Ninth Issuer Notes and the Reg S Definitive Ninth Issuer Notes;

         DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of the Ninth Issuer Notes and the Ninth Issuer Closing Date;

         DOLLAR CURRENCY SWAP AGREEMENTS means the Series 1 Dollar Currency Swap Agreement and the Series 2 Dollar Currency Swap Agreement;

         DOLLAR CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the relevant Dollar Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

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         DOLLAR CURRENCY SWAP PROVIDERS  means the Series 1 Dollar Currency Swap
         Provider and the Series 2 Dollar Currency Swap Provider;

         DOLLAR CURRENCY SWAP RATES means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, the Series 1 Class A Dollar Currency Swap Agreement and the Series 2 Class A Dollar Currency Swap Agreement, (in each case, as applicable), or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the spot rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

         DOLLAR CURRENCY SWAPS means the Sterling-Dollar currency swaps made under the Series 1 Dollar Currency Swap Agreements and the Series 2 Dollar Currency Swap Agreements;

         DOLLAR DEFINITIVE NINTH ISSUER NOTES means the Series 1 Class A Definitive Ninth Issuer Notes and the Series 2 Class A Definitive Ninth Issuer Notes;

         DOLLAR GLOBAL NINTH ISSUER NOTES means the Series 1 Class A Global Ninth Issuer Note and the Series 2 Class A Global Ninth Issuer Note;

         DOLLAR INTEREST DETERMINATION DATE means two London Business
         Days before the first day of the Interest Period for which the rate will apply (or if the first day of that Interest Period is not a Business Day, the next succeeding Business Day);

         DOLLAR ISSUER NOTES means the Series 1 Ninth Issuer Notes and the Series 2 Ninth Issuer Notes;

         ECOFIN COUNCIL means the Economic and Financial Affairs Council of the European Union;

         EURIBOR will be determined by the Agent Bank on the following basis:

         (a) on the Interest Determination Date applicable to the Series 3 Class A1 Ninth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for deposits in euro for the relevant Interest Period (or, in the case of the First Interest Period, a linear interpolation of the arithmetic mean of such offered quotations for four-month and five-month euro deposits (rounded upwards, if necessary, to five decimal places).

                  This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248. If the Moneyline Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Ninth Issuer with the approval of the Note Trustee will be used.

                  In each of these cases, the determination will be made as at or about 11.00 a.m., Brussels time, on that date. This is called the screen rate for the Series 3 Class A1 Ninth Issuer Notes;

         (b) if, on any such Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

                  (i) request the principal London office of each of the reference banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of

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                          the equivalent amount, and for the relevant period, in
                          the Eurozone inter-bank market as at or about 11.00 a.m. (Brussels time); and

                  (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Interest Determination Date, the screen rate is unavailable and only two or three of the reference banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b); and

         (d) if, on any such Interest Determination Date, fewer than two reference banks provide quotations, the Agent Bank will consult with the Note Trustee and the Ninth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which (a) or (b) was applicable;

         EURO CURRENCY SWAP AGREEMENT means the Series 3 Class A1 Euro Currency Swap Agreement;

         EURO CURRENCY SWAP PROVIDER means the Series 3 Class A1 Euro Currency Swap Provider;

         EURO CURRENCY SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreement) where a Euro Currency Swap Provider is the Defaulting Party;

         EURO CURRENCY SWAP RATE means the rate at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros pursuant to the Series 3 Class A1 Euro Currency Swap Agreement, or, if there is no relevant Euro Currency Swap Agreement in effect at such time, the spot rate at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros on the foreign exchange markets;

         EURO CURRENCY SWAP means the Sterling-Euro currency swap made under the Euro Currency Swap Agreement;

         EURO INTEREST DETERMINATION DATE means two TARGET Business
         Days before the first day of the Interest Period for which the rate will apply;

         EURO ISSUER NOTES means the Series 3 Class A1 Ninth Issuer Notes;

         EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Ninth Issuer Notes;

         EXCHANGE RATE means the exchange rate set out in each swap confirmation dated on or about the Ninth Issuer Closing Date under the Currency Swap Agreements;

         EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 21 of Schedule 4 to the Ninth Issuer Trust Deed;

         FINAL MATURITY DATE means in respect of:

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         (a)      the Series 1 Class A Ninth Issuer Notes, the Interest Payment
                  Date falling in December 2006;

         (b) the Series 2 Class A Ninth Issuer Notes, the Interest Payment Date falling in July 2013;

         (c) the Series 3 Class A1 Ninth Issuer Notes, the Interest Payment Date falling in January 2021;

         (d) the Series 3 Class A2 Ninth Issuer Notes, the Interest Payment Date falling in January 2021; and

         (e) the Series 4 Class A Ninth Issuer Notes, the Interest Payment Date falling in January 2016;

         FINAL REDEMPTION means the date on which all moneys and other liabilities for the time being due or owing by the Ninth Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

         FINAL REPAYMENT DATE means in respect of:

         (a) the Ninth Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in December 2006;

         (b) the Ninth Issuer Series 2 Term AAA Advance, the Interest Payment Date falling in July 2013;

         (c) the Ninth Issuer Series 3A1 Term AAA Advance, the Interest Payment Date falling in January 2021;

         (d) the Ninth Issuer Series 3A2 Term AAA Advance, the Interest Payment Date falling in January 2021];and

         (e) the Ninth Issuer Series 4A Term AAA Advance, the Interest Payment Date falling in January 2016;

         FINANCIAL ADVISER means any financial adviser selected by the Ninth Issuer Security Trustee to give such financial advice in relation to the Ninth Issuer Notes as the Ninth Issuer Security Trustee may request from time to time;

         FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

         FINANCIAL YEAR means, in the case of the Ninth Issuer, each 12-month period ending on the last day of the calendar year;

         FITCH means Fitch Ratings Limited;

         FSMA means the Financial Services and Markets Act 2000 as amended, supplemented and replaced from time to time;


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         FUNDING 2 means the new entity, being a wholly owned Subsidiary of
         Holdings, which may be established by Holdings from time to time to issue new notes and (with the agreement of the Seller and Funding) to acquire an interest in the Trust Property;

         GLOBAL NINTH ISSUER NOTES means the global notes issued in respect of the Ninth Issuer Notes, initially in the form of the Dollar Global Ninth Issuer Notes and the Reg S Global Ninth Issuer Notes;

         HOLDINGS means Holmes Holdings Limited;

         ICTA means the Income and Corporation Taxes Act 1988;

         INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Ninth Issuer to the Note Trustee and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

         INITIAL RELEVANT SCREEN RATE means:

         (a) in respect of the Series 1 Class A Ninth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for one-month and two-month Dollar deposits and in respect of the Series 2 Class A Ninth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for four-month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for five-month Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Ninth Issuer with the approval of the Note Trustee;

         (b) in respect of the Series 3 Class A1 Ninth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for four-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for five-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Ninth Issuer with the approval of the Note Trustee; or

         (c) in respect of the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for four-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for five-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Ninth Issuer with the approval of the Note Trustee;

         INTERCOMPANY LOAN TERMS AND CONDITIONS means the standard terms and conditions incorporated into the Ninth Issuer Intercompany
         Loan Agreement and signed for the purposes of identification by the Security Trustee and Funding on or about the First Issuer Closing Date as amended by the Amendment Agreement to Intercompany Loan Terms and Conditions and

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         the Second Amendment Agreement to Intercompany Loan Terms and
         Conditions and as amended and restated on or about the Ninth Issuer Closing Date;

         INTEREST AMOUNT means the amount of interest payable on each Ninth Issuer Note in respect of the relevant Interest Period;

         INTEREST DETERMINATION DATE has the meaning given to it in Condition 4 of the Ninth Issuer Notes;

         INTEREST PAYMENT DATE means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date (and for the avoidance of doubt the first Interest Payment Date will be (except for the Series 1 Class A Ninth Issuer Notes) the 18th day of April 2006 and (in the case of the Series 1 Class A Ninth Issuer Notes) the 17th day of January 2006);

         INTEREST PERIOD means:

         (a) in respect of interest payments made in respect of the Ninth Issuer Notes (other than the Series 1 Class A Ninth Issuer Notes) the period from (and including) a Quarterly Interest Payment Date to (but excluding) the next following Quarterly Interest Payment Date (or, in respect of the first Interest Period, the period from (and including) the Ninth Issuer Closing Date to (but excluding) the Quarterly Interest Payment Date falling in April 2006);

         (b) in respect of the Series 1 Class A Ninth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Ninth Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that, following the occurrence of a Trigger Event or the enforcement of the Ninth Issuer Security in accordance with the Ninth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Ninth Issuer Notes will be the period from (and including) the 15th day of the then next to occur of April, July, October and December 2006 to (but excluding) the next following Series 1 Class A Interest Payment Date, and thereafter will be the period from (and including) a Series 1 Class A Interest Payment Date to (but excluding) the next following Series 1 Class A Interest Payment Date; and

         (c) in relation to the Ninth Issuer Term Advances the period from (and including) an applicable Quarterly Interest Payment Date to (but excluding) the next following Quarterly Interest Payment Date (or, in the case of the first Interest Period, the Period from (and including) the Ninth Issuer Closing Date to (but excluding) the Quarterly Interest Payment Date falling in April 2006) (and, for the avoidance of doubt, the final Interest Period in respect of the Ninth Issuer Series 1 Term AAA Advance shall be the period from, and including, the Quarterly Interest Payment Date falling in October 2006 to, but excluding, the Ninth Issuer Series 1 Term AAA Advance Maturity Date);

         ISDA MASTER AGREEMENT means the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as published by the International Swaps and Derivatives Association Inc.;

         ISSUER COLLATERAL ACCOUNT BANK means Abbey National Treasury Services plc, acting through its branch at 2 Triton Square, Regent's Place, London NW1 3AN;

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         ISSUER ORDER means a written order or request signed in the name of the Ninth Issuer by two directors of the Ninth Issuer;

         ISSUER'S CERTIFICATE means a certificate signed in the name of the Ninth Issuer by two directors of the Ninth Issuer;

         LEAD MANAGERS means (in respect of the Series 3 Ninth Issuer Notes and the Series 4 Ninth Issuer Notes) Deutsche Bank AG, London Branch, Lehman Brothers International (Europe) and Morgan Stanley & Co. International Limited and (in respect of the Series 1 Ninth Issuer Notes and the Series 2 Ninth Issuer Notes) Deutsche Bank Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. International Limited;

         LIBOR or STERLING LIBOR mean the London Interbank Offer Rate for sterling deposits, as determined by the Agent Bank on the following basis:

         (a) on the Interest Determination Date applicable to the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for deposits in sterling for the relevant Interest Period (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for four-month and five-month sterling deposits (rounded upwards, if necessary, to five decimal places)).

         This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Ninth Issuer with the approval of the Note Trustee will be used. In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date. This is called the screen rate for the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes, and/or for the Ninth Issuer Term Advances, as the case may be;

         (b) if, on any such Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

                  (i) request the principal London office of each of the reference banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for a time equal to the relevant interest period, in the London inter-bank market as at or about 11.00 a.m.
                          (London time); and

                  (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Interest Determination Date, the screen rate is unavailable and only two or three of the reference banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b); and

         (d) if fewer than two reference banks provide quotations, the Agent Bank will consult with the Note Trustee and the Ninth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b). If no such banks are agreed

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                  then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which (a) or (b) was applicable;

         LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Ninth Issuer Closing Date from the Principal Paying Agent and the Ninth Issuer;

         LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

         LONDON STOCK EXCHANGE means the London Stock Exchange plc;

         MANAGERS means:

         (a) in relation to the Series 1 Class A Ninth Issuer Notes and the Series 2 Class A Ninth Issuer Notes, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. International Limited;

         (b) in relation to the Series 3 Class A Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes, Deutsche Bank AG, London Branch, Lehman Brothers International (Europe), Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Credit Suisse First Boston (Europe) Limited, Banco Santander Central Hispano, S.A., UBS Limited, JPMorgan Securities Ltd and Barclays Bank plc;

         MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on or about the Ninth Issuer Closing Date, as the same may be further amended, restated and supplemented from time to time;

         MONEYLINE TELERATE PAGE 3750 means the display designated as Page 3750; and "Moneyline Telerate Page 3740" means the display designated as Page 3740 and "Moneyline Telerate Page 248" means the display designated as Page 248, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 or Page 248 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

         MOODY'S means Moody's Investors Service Limited and includes any successor to its rating business;

         NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open in the city of New York;

         NINTH ISSUER means Holmes Financing (No. 9) PLC;

         NINTH ISSUER ACCOUNT BANKS means the Ninth Issuer Sterling Account Bank, the Ninth Issuer Non-Sterling Account Bank and each Ninth Issuer Collateral Account Bank;

         NINTH ISSUER ACCOUNT MANDATES means the Ninth Issuer Sterling Account Mandate and the Ninth Issuer Non-Sterling Account Mandate;

         NINTH ISSUER ACCOUNTS means the Ninth Issuer Transaction Accounts, each Ninth Issuer Collateral Account and such other bank account(s) held in the name of the Ninth Issuer with the approval of the Ninth Issuer Security Trustee from time to time;

         NINTH ISSUER AVAILABLE FUNDS means together the Ninth Issuer Revenue Receipts and the Ninth Issuer Principal Receipts;

         NINTH ISSUER BANK ACCOUNT AGREEMENT means the bank account agreement dated on or about the Ninth Issuer Closing Date between the Ninth Issuer, the Seller, the Ninth Issuer Cash Manager, the Ninth Issuer Account Banks and the Ninth Issuer Security Trustee;

         NINTH ISSUER BANK ACCOUNTS has the same meaning as "Ninth Issuer Accounts";

         NINTH ISSUER CASH MANAGEMENT AGREEMENT means the cash management agreement dated on or about the Ninth Issuer Closing Date between the Ninth Issuer, the Ninth Issuer Cash Manager and the Ninth
         Issuer Security Trustee;

         NINTH ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Ninth Issuer and the Ninth Issuer Security Trustee pursuant to the Ninth Issuer Cash Management Agreement;

         NINTH ISSUER CASH MANAGER means Abbey National acting pursuant to the Ninth Issuer Cash Management Agreement as agent for the Ninth Issuer and the Ninth Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Ninth Issuer;

         NINTH ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in Clause 12.1 of the Ninth Issuer Cash Management Agreement;

         NINTH ISSUER CHARGED PROPERTY means the property charged by the Ninth Issuer pursuant to Clauses 3.1 to 3.5 (inclusive) of the Ninth Issuer Deed of Charge;

         NINTH ISSUER CLOSING DATE means on or about 8 December, 2005;

         NINTH ISSUER COLLATERAL ACCOUNT means each account in the name of the Ninth Issuer held with a Ninth Issuer Collateral Account Bank in which collateral paid by any Ninth Issuer Swap Provider pursuant to any Ninth Issuer Swap Agreement is held;

         NINTH ISSUER COLLATERAL ACCOUNT BANK means Abbey National
         Treasury Services plc and/or such other bank at which the Ninth Issuer opens an account in which collateral paid by any Ninth Issuer Swap Provider pursuant to any Ninth Issuer Swap Agreement is held;

         NINTH ISSUER COLLATERAL BANK ACCOUNT DEED means each deed between the Ninth Issuer, a Ninth Issuer Collateral Account Bank, the Ninth Issuer Cash Manager and the Ninth Issuer Security Trustee and Note Trustee which regulates the operation of the Ninth Issuer Collateral Accounts opened by the Ninth Issuer in respect of a Ninth Issuer Swap Provider;

         NINTH ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Ninth Issuer Closing Date and made between the Corporate Services Provider, the Ninth Issuer, and the Ninth Issuer Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Ninth Issuer;

         NINTH ISSUER CURRENCY SWAP AGREEMENTS means the Series 1 Class
         A Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement and the Series 3 Class A1 Euro Currency Swap Agreement;

         NINTH ISSUER DEED OF CHARGE means the deed of charge dated on or about the Ninth Issuer Closing Date between the Ninth Issuer, the Ninth Issuer Cash Manager, the Ninth Issuer Security Trustee, the Note Trustee, the Agent Bank, the Ninth Issuer Account Banks, the

         Paying Agents, the Registrar, the Transfer Agent, the Ninth Issuer Corporate Services Provider and the Ninth Issuer Swap Providers;

         NINTH ISSUER DOLLAR ACCOUNT means the dollar account in the name of the Ninth Issuer with the Ninth Issuer Non-Sterling Account Bank (Citibank, N.A., New York, ABA. 021000089, Swift code CITIUS33, account of Citibank, N.A., London, via Citibank New York Swift code CITIGB2L, account number 0010855499, sort code 18-50-04, IBAN No. GB80 CITI 1850 0810 8554 99);

         NINTH ISSUER DOLLAR ACCOUNT MANDATE means the mandate pursuant to which the Ninth Issuer Dollar Account has been established;

         NINTH ISSUER DOWNGRADE TERMINATION EVENT means:

        (a) in respect of the Dollar Currency Swap Agreements, the additional termination events set forth in Part 5(g)(viii) of each of the schedules to the ISDA Master Agreements applicable thereto; or

        (b) in respect of the Euro Currency Swap Agreement, the additional termination events set forth in Part 5(g)(viii) of the schedule to the ISDA Master Agreement applicable thereto;

         NINTH ISSUER DOWNGRADE TERMINATION PAYMENT means a termination payment due and payable to a Ninth Issuer Swap Provider under a Ninth Issuer Swap Agreement following the occurrence of a Ninth Issuer Downgrade Termination Event thereunder, save to the extent that such termination payment may be satisfied by any Swap Replacement Payment made to the Ninth Issuer following such Ninth Issuer Downgrade Termination Event under such Ninth Issuer Swap Agreement;

         NINTH ISSUER EURO ACCOUNT means the euro account in the name of the Ninth Issuer with the Ninth Issuer Non-Sterling Account Bank (account of Citibank, N.A., London, Swift code CITIGB2L, account number 0010855480, sort code 18-50-04, IBAN No. GB11 CITI 1850 0810 85548 0);

         NINTH ISSUER EURO ACCOUNT MANDATE means the mandate pursuant to which the Ninth Issuer Euro Account has been established;

         NINTH ISSUER EVENT OF DEFAULT has the meaning given to it in Condition 9 of the Ninth Issuer Notes;

         NINTH ISSUER INTERCOMPANY LOAN means the loan of the Ninth
         Issuer Term Advances made by the Ninth Issuer to Funding under the Ninth Issuer Intercompany Loan Agreement on or about the Ninth Issuer Closing Date;

         NINTH ISSUER INTERCOMPANY LOAN AGREEMENT means the Ninth
         Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Ninth Issuer Closing Date by the Ninth Issuer, Funding, the Security Trustee and the Agent Bank;

         NINTH ISSUER INTERCOMPANY LOAN CONFIRMATION means the loan confirmation in respect of the Ninth Issuer Intercompany Loan Agreement entered into on or about the Ninth Issuer Closing Date and made between Funding, the Ninth Issuer and the Security Trustee;

         NINTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE means the date falling four Business Days prior to each Interest Payment Date (within the meaning of the Master Definitions and Construction Schedule);

         NINTH ISSUER INTERCOMPANY LOAN ENFORCEMENT NOTICE means a notice served by the Security Trustee on Funding following the occurrence of a Ninth Issuer Intercompany Loan Event of Default under the Ninth Issuer Intercompany Loan Agreement;

         NINTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding as specified in Clause 14 of the Ninth Issuer Intercompany Loan Terms and Conditions;

         NINTH ISSUER INTERCOMPANY LOAN LEDGER means the ledger maintained by the Ninth Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Ninth Issuer Intercompany Loan Agreement;

         NINTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Ninth Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on or about the Ninth Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

         NINTH ISSUER NON-STERLING ACCOUNTS means the Ninth Issuer Dollar Account and the Ninth Issuer Euro Account;

         NINTH ISSUER NON-STERLING ACCOUNT BANK means Citibank, N.A., London Branch, situated at Citigroup Centre, Canada Square, London E14 5LB;

         NINTH ISSUER NON-STERLING ACCOUNT MANDATE means the mandate pursuant to which the Ninth Issuer Non-Sterling Account has been established;

         NINTH ISSUER NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

         NINTH ISSUER NOTE ENFORCEMENT NOTICE means a Class A Ninth Issuer Enforcement Notice;

         NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Ninth Issuer Notes;

         NINTH ISSUER NOTES means the Class A Ninth Issuer Notes;

         NINTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Ninth Issuer Closing Date between the Ninth Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Ninth Issuer Security Trustee in respect of the Ninth Issuer Notes;

         NINTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Ninth Issuer Revenue Receipts and the Ninth Issuer Principal Receipts will be applied following the enforcement of the Ninth Issuer Security, as set out in Clause 6.4 of the Ninth Issuer Deed of Charge;

         NINTH ISSUER POWER OF ATTORNEY means the power of attorney granted by the Ninth Issuer in favour of the Ninth Issuer Security Trustee on the Initial Closing Date, substantially in the form set out in Schedule 1 to the Ninth Issuer Deed of Charge;

         NINTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Ninth Issuer Principal Receipts will be applied until enforcement of the Ninth Issuer Security and as set out in Schedule 2 to the Ninth Issuer Cash Management Agreement;

         NINTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Ninth Issuer Pre-Enforcement Principal Priority of Payments and the Ninth Issuer Pre-Enforcement Revenue Priority of Payments;

         NINTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Ninth Issuer Revenue Receipts will be applied until enforcement of the Ninth Issuer Security and as set out in Schedule 2 to the Ninth Issuer Cash Management Agreement;

         NINTH ISSUER PRINCIPAL RECEIPTS means principal amounts repaid by Funding in respect of the Ninth Issuer Term Advances under the terms of the Ninth Issuer Intercompany Loan Agreement;

         NINTH ISSUER REVENUE RECEIPTS means on an Interest Payment Date, an amount equal to the aggregate of:

         (a) interest paid by Funding on the relevant Interest Payment Date in respect of the Ninth Issuer Term Advances under the terms of the Ninth Issuer Intercompany Loan Agreement;

         (b) fees to be paid by Funding on the relevant Interest Payment Date under the terms of the Ninth Issuer Intercompany Loan Agreement;

         (c) interest payable on the Ninth Issuer Bank Accounts (but excluding any interest in respect of collateral provided by an Ninth Issuer Swap Provider to the Ninth Issuer) and any Authorised Investments which will be received on or before the relevant Interest Payment Date in respect of the Ninth Issuer Notes;

         (d) other net income of the Ninth Issuer (excluding, for the avoidance of doubt, Ninth Issuer Principal Receipts) including amounts received or to be received under the Ninth Issuer Swap Agreements (other than any termination payment received by the Ninth Issuer under any of the Ninth Issuer Swap Agreements and any amount credited to the Ninth Issuer Collateral Accounts (unless Clause 4.1(g)(iv)(II)(ii) of the Ninth Issuer Cash Management Agreement shall apply to such amount), including interest thereon, subject to Clause 6.5 of the Ninth Issuer Deed of Charge); and

         (e) in the event that the Ninth Issuer receives any additional amount from a Ninth Issuer Swap Provider pursuant to Clause 2(d)(i)(4) of any Ninth Issuer Swap Agreement, and the Ninth Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Ninth Issuer receives a windfall) (for the purposes of this definition, a REFUND PAYMENT), an amount equal to that Refund Payment;

         NINTH ISSUER SECURED CREDITORS means those parties to the Ninth Issuer Deed of Charge who have the benefit of the Ninth Issuer Security being the Ninth Issuer Security Trustee, the Ninth Issuer Swap Providers, the Note Trustee, the Ninth Issuer Noteholders, the Ninth Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Ninth Issuer Noteholders, the Corporate Services Provider and the Ninth Issuer Cash Manager;

         NINTH ISSUER SECURED OBLIGATIONS means any and all of the moneys and liabilities which the Ninth Issuer covenants to pay or discharge under Clause 2 of the Ninth Issuer Deed of Charge and all other amounts owed by it to the Ninth Issuer Secured Creditors under and pursuant to the Transaction Documents;

         NINTH ISSUER SECURITY means the security granted by the Ninth Issuer under the Ninth Issuer Deed of Charge;

         NINTH ISSUER SECURITY TRUSTEE means The Bank of New York,
         London Branch or such other person or all other persons for the time being acting as the security trustee or security trustees pursuant to the Ninth Issuer Deed of Charge;

         NINTH ISSUER SERIES 1 TERM AAA ADVANCE means the sub-loan of the Ninth Issuer Term AAA Advances in the amount of (pound)1,017,901,000 and corresponding to the issue of the Series 1 Class A Ninth Issuer Notes;

         NINTH ISSUER SERIES 1 TERM AAA ADVANCE MATURITY DATE means 15 December 2006;

         NINTH ISSUER SERIES 2 TERM AAA ADVANCE means the sub-loan of the Ninth Issuer Term AAA Advances in the amount of (pound)1,272,376,000 and corresponding to the issue of the Series 2 Class A Ninth Issuer Notes;

         NINTH ISSUER SERIES 3A1 TERM AAA ADVANCE means the sub-loan of the Ninth Issuer Term AAA Advances in the amount of (pound)506,530,000 and corresponding to the issue of the Series 3 Class A1 Ninth Issuer Notes;

         NINTH ISSUER SERIES 3A2 TERM AAA ADVANCE means the sub-loan of the Ninth Issuer Term AAA Advances in the amount of (pound)400,000,000 and corresponding to the issue of the Series 3 Class A2 Ninth Issuer Notes;

         NINTH ISSUER SERIES 3 TERM ADVANCES means the Ninth Issuer
         Series 3A1 Term AAA Advance and the Ninth Issuer Series 3A2 Term AAA Advance;

         NINTH ISSUER SERIES 4 TERM AAA ADVANCE means the sub-loan of the Ninth Issuer Term AAA Advances in the amount of (pound)600,000,000 and corresponding to the issue of the Series 4 Class A Ninth Issuer Notes;

         NINTH ISSUER STERLING ACCOUNT means the sterling account in the name of the Ninth Issuer held with the Ninth Issuer Sterling Account Bank (account number 00008234, Holmes Financing (No. 9) PLC, sort code 09-02-40);

         NINTH ISSUER STERLING ACCOUNT BANK means Abbey National plc, acting through its branch at 21 Prescot Street, London E1 8AD;

         NINTH ISSUER STERLING ACCOUNT MANDATE means the mandate pursuant to which the Ninth Issuer Sterling Account has been established;

         NINTH ISSUER SWAP AGREEMENTS means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreement;

         NINTH ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the Ninth Issuer Swap Agreements) where a Ninth Issuer Swap Provider is the Defaulting Party;

         NINTH ISSUER SWAP PROVIDERS means the Dollar Currency Swap Providers and the Euro Currency Swap Provider or any of them as the context requires;

         NINTH ISSUER SWAPS means the Dollar Currency Swaps and the Euro Currency Swap;

         NINTH ISSUER TERM AAA ADVANCES means the Ninth Issuer Series 1
         Term AAA Advance, the Ninth Issuer Series 2 Term AAA Advance, the Ninth Issuer Series 3 Term AAA Advances and the Ninth Issuer Series 4 Term AAA Advance;

         NINTH ISSUER TERM ADVANCES means the Ninth Issuer Term AAA Advances, and, as the context may require, any New Term Advance;

         NINTH ISSUER TRANSACTION ACCOUNT MANDATES means the Ninth Issuer Sterling Account Mandate and the Ninth Issuer Non-Sterling Account Mandate;

         NINTH ISSUER TRANSACTION ACCOUNTS means the Ninth Issuer
         Sterling Account and the Ninth Issuer Non-Sterling Accounts (or such other accounts at such other banks as may become a Ninth Issuer Transaction Account in accordance with the Transaction Documents);

         NINTH ISSUER TRANSACTION DOCUMENTS means those Transaction
         Documents to which the Ninth Issuer is a party, including the Ninth Issuer Intercompany Loan Agreement, the Ninth Issuer Trust Deed, the Ninth Issuer Paying Agent and Agent Bank Agreement, the Ninth Issuer Deed of Charge, the Ninth Issuer Cash Management Agreement, the Ninth Issuer Swap Agreements, the Ninth Issuer Bank Account Agreement, the Ninth Issuer Corporate Services Agreement and the Funding Deed of Charge;

         NINTH ISSUER TRUST DEED means the trust deed entered into on or about the Ninth Issuer Closing Date between the Ninth Issuer and the Note Trustee constituting the Ninth Issuer Notes;

         NON-STERLING ISSUER NOTES means the Dollar Issuer Notes and the Euro Issuer Notes;

         NOTE DETERMINATION DATE means four Business Days prior to each Interest Payment Date;

         NOTE ENFORCEMENT NOTICE means a Class A Ninth Issuer Note Enforcement Notice;

         NOTE EVENT OF DEFAULT means an event of default pursuant to Condition 9 of the Ninth Issuer Notes;

         NOTE PRINCIPAL PAYMENT means the principal amount redeemable in respect of each Note;

         NOTE TRUSTEE means The Bank of New York, London Branch at 48th
         Floor, One Canada Square, London E14 5AL or such person or persons for the time being acting as note trustee or trustees under the Ninth Issuer Trust Deed;

         NOTEHOLDERS means the holders for the time being of the Ninth Issuer Notes;

         NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14 of the Ninth Issuer Notes;

         OFFERING CIRCULAR means the offering circular dated 25 November, 2005 in relation to the issue of the Ninth Issuer Notes;

         OFFICER'S CERTIFICATE means an officer's certificate furnished by the Ninth Issuer to the Note Trustee and complying with the provisions of Section 314 of the Trust Indenture Act;

         OPINION OF COUNSEL means an opinion of counsel furnished by the Ninth Issuer to the Note Trustee and complying with the provisions of Section 314 of the Trust Indenture Act;

         PAYING AGENTS means the Principal Paying Agent and the US Paying Agent;

         POOL FACTOR has the meaning given to it in Condition 5(C) of the Ninth Issuer Notes;

         POTENTIAL NOTE EVENT OF DEFAULT has the same meaning as "Potential Ninth Issuer Event of Default";

         POTENTIAL NINTH ISSUER EVENT OF DEFAULT or POTENTIAL NINTH
         ISSUER NOTE EVENT OF DEFAULT means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute an Ninth Issuer Event of Default;

         PRINCIPAL AMOUNT OUTSTANDING has the meaning set out in Condition 5(C) of the Ninth Issuer Notes;

         PRINCIPAL PAYING AGENT means JPMorgan Chase Bank, N.A., London
         Branch in its capacity as principal paying agent in the United Kingdom pursuant to the Ninth Issuer Paying Agent and Agent Bank Agreement;

         PROSPECTUS means the prospectus dated 25 November, 2005 in relation to the issue of the Ninth Issuer Notes;

         QUARTERLY INTEREST PAYMENT DATE means in respect of the Ninth
         Issuer Notes (other than the Series 1 Class A Ninth Issuer Notes) the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day);

         RATINGS DOWNGRADE means a downgrade in the Requisite Ratings;

         RATE OF INTEREST has the meaning given in Condition 4(C) of the Ninth Issuer Notes;

         RATING AGENCIES means Standard & Poor's Rating Services,
         Moody's Investors Service Limited and Fitch Ratings Ltd.;

         RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Ninth Issuer Charged Property by the Ninth Issuer Security Trustee pursuant to the Ninth Issuer Deed of Charge;

         RECORD DATE in respect of the Definitive Ninth Issuer Notes means the 15th day prior to each Interest Payment Date;

         REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and the Royal Bank of Scotland plc or any bank that replaces any of them;

         REG S means Regulation S under the United States Securities Act of 1933, as amended;

         REG S DEFINITIVE NINTH ISSUER NOTES are, where Definitive
         Ninth Issuer Notes are issued, the Ninth Issuer Notes issued by the Ninth Issuer in exchange for the beneficial interests represented by the Reg S Global Ninth Issuer Note of each class;

         REG S GLOBAL NINTH ISSUER NOTES means the Series 3 Class A1
         Global Ninth Issuer Notes, the Series 3 Class A2 Global Ninth Issuer Notes and the Series 4 Global Ninth Issuer Notes;

         REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Ninth Issuer Noteholder and the number of Ninth Issuer Notes which each Ninth Issuer Noteholder owns;

         REGISTRAR means J.P. Morgan Bank Luxembourg S.A. in its capacity as the registrar appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement to record the holders of Ninth Issuer Notes;

         REGULATED MORTGAGE CONTRACT means, as currently defined under FSMA (with effect from N(M)), a contract which, at the time it is entered into: (a) is a contract under which the lender provides credit to an individual or to a trustee; (b) provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage on land (other than timeshare accommodation) in the UK; and
         (c) at least 40 per cent. of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person (and, for the avoidance of doubt, where a contract provides for such repayment obligation to be secured by, in Scotland, a first standard security, that contract can amount to a "REGULATED MORTGAGE CONTRACT" if the other elements of the definition are satisfied);

         REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or
         (ii) the Regulations set out in Schedule 2 to the Ninth Issuer Paying Agent and Agent Bank Agreement;

         RELEVANT DEPOSIT AMOUNT means the sum of the following:
         (a)      either:
                  (i) prior to any optional redemption date in respect of any of the Notes (pursuant to the Terms and Conditions of such Notes), or if an optional redemption date has occurred in respect of any of the Notes (pursuant to the terms and conditions of such Notes) (but only where such right of redemption arises on or after a particular specified date and not as a result of the occurrence of any event specified in the Terms and Conditions) and the option has been exercised by the relevant Issuer, an amount equal to:

                          (the Funding Share (as most recently calculated)/ the Funding Share on the Closing Date) x the First Reserve Fund Required Amount; or

                  (ii) if an Issuer does not exercise its option to redeem the Notes issued by it on any optional redemption date pursuant to the Terms and Conditions of such Notes (but only where such right of redemption arises on or after a particular specified date and not as a result of the occurrence of any event specified in the Terms and Conditions), an amount equal to:

                          (the Funding Share (as most recently calculated)/ the Funding Share on the Closing Date) x the First Reserve Fund Required Amount x 2;

         (b) any amounts standing to the credit of the Funding GIC Account which will be applied on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P being redeemed in whole or in part;

         (c) any amounts standing to the credit of the Mortgages Trustee GIC Account which will be distributed to Funding on the next following Distribution Date and which will be applied by Funding on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P being redeemed in whole or in part; and

         (d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee, Funding or any Issuer with any Issuer Account Bank and which would otherwise be required by S&P to be rated A-1+, less any amounts invested in Authorised Investments or maintained in accounts at a bank rated at least A-1+ by S&P ;

         RELEVANT MARGIN means:

         (a)      in respect of the Series 1 Class A Ninth Issuer Notes, minus
                  0.03 per cent. per annum;

         (b) in respect of the Series 2 Class A Ninth Issuer Notes, 0.06 per cent. per annum up to and including the Interest Period ending in October 2010 and thereafter 0.12 per cent. per annum;

         (c) in respect of the Series 3 Class A1 Ninth Issuer Notes, 0.10 per cent. per annum up to and including the Interest Period ending in October 2010 and thereafter 0.20 per cent. per annum;

         (d) in respect of the Series 3 Class A2 Ninth Issuer Notes, 0.09 per cent. per annum up to and including the Interest Period ending in October 2010 and thereafter 0.18 per cent. per annum;

         (e) in respect of the Series 4 Class A Ninth Issuer Notes, 0.09 per cent. per annum up to and including the Interest Period ending in October 2010 and thereafter 0.18 per cent. per annum;

         RELEVANT SCREEN RATE means:

         (a) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

                  (i) in respect of subsequent Interest Periods in respect of the Series 1 Class A Ninth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

                  (ii) in respect of subsequent Interest Periods in respect of the Series 2 Class A Ninth Issuer Notes (and following the occurrence of a Series 1 Class A Interest Event, in respect of the Series 1 Class A Ninth Issuer Notes), the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;

                  (iii) in respect of subsequent Interest Periods in respect of the Series 3 Class A1 Ninth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Telerate Page No. 248; and

                  (iv) in respect of subsequent Interest Periods in respect of the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

                  in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Ninth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

         REPAYMENT DATE means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Interest Payment Date in January 2021;

         REQUISITE RATINGS means a rating of P-1 by Moody's, F1 by Fitch and A-1+ by Standard & Poor's;

         S&P and STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and includes any successor to its rating business;

         SCHEDULED AMORTISATION AMOUNT means, in respect of the Ninth
         Issuer Series 3 Term AAA Advances or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

         SCHEDULED REDEMPTION DATES means:

         (a) in respect of the Series 1 Class A Ninth Issuer Notes, the Interest Payment Date in December 2006;

         (b) in respect of the Series 2 Class A Ninth Issuer Notes, the Interest Payment Date in October 2008; and

         (c) in respect of the Series 3 Class A Ninth Issuer Notes, the Interest Payment Dates in January 2010 and April 2010; and

         (d) in respect of the Series 4 Class A Ninth Issuer Notes, the Interest Payment Date in July 2010;

         SCHEDULED REPAYMENT DATES means:

         (a) in respect of the Ninth Issuer Series 1 Term AAA Advance, the Interest Payment Date in December 2006;

         (b) in respect of the Ninth Issuer Series 2 Term AAA Advance, the Interest Payment Date in October 2008;

         (c) in respect of the Ninth Issuer Series 3 Term AAA Advance, the Interest Payment Dates in January 2010 and April 2010; and

         (d) in respect of the Ninth Issuer Series 4 Term AAA Advances, the Interest Payment Date in July 2010;

         SECOND AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS means the agreement so named between Funding, Holmes Financing (No. 1), Holmes Financing (No. 2), Holmes Financing (No. 3), the Security Trustee and the Agent Bank dated 5th July 2001;

         SECURITIES ACT means the United States Securities Act of 1933, as amended;

         SECURITY TRUSTEE means JPMorgan Chase Bank N.A., London Branch (formerly known as The Chase Manhattan Bank, London Branch) or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

         SENIOR LIABILITIES means the items listed in paragraphs (a) and items (c), (d) and (g) of the Ninth Issuer Pre-Enforcement Revenue Priority of Payments;

         SERIES 1 CLASS A DEFINITIVE NINTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Ninth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Ninth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 1 of Schedule 2 to the Ninth Issuer Trust Deed;

         SERIES 1 DEFINITIVE NINTH ISSUER NOTES means the Series 1 Class A Definitive Ninth Issuer Notes;

         SERIES 2 CLASS A DEFINITIVE NINTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Ninth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Ninth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 2 of Schedule 2 to the Ninth Issuer Trust Deed;

         SERIES 2 DEFINITIVE NINTH ISSUER NOTES means the Series 2 Class A Definitive Ninth Issuer Notes;

         SERIES 3 CLASS A1 DEFINITIVE NINTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A1 Ninth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A1 Definitive Ninth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 3 of Schedule 2 to the Ninth Issuer Trust Deed;

         SERIES 3 CLASS A2 DEFINITIVE NINTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 3 Class A2 Ninth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A2 Definitive Ninth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 4 of Schedule 2 to the Ninth Issuer Trust Deed;

         SERIES 3 DEFINITIVE NINTH ISSUER NOTES means the Series 3 Class A1 Definitive Ninth Issuer Notes and the Series 3 Class A2 Definitive Ninth Issuer Notes;

         SERIES 4 CLASS A DEFINITIVE NINTH ISSUER NOTES means the registered notes in definitive form which may be issued in respect of the Series 4 Class A Ninth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A Definitive Ninth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 5 of Schedule 2 to the Ninth Issuer Trust Deed;

         SERIES 1 CLASS A DOLLAR CURRENCY SWAP AGREEMENT means the ISDA
         Master Agreement (including the schedule and confirmation thereto and any credit support annex in respect thereof) entered into on or about the Ninth Issuer Closing Date between the Series 1 Class A Dollar Currency Swap Provider, the Ninth Issuer and the Ninth Issuer Security Trustee as amended and supplemented from time to time;

         SERIES 1 CLASS A DOLLAR CURRENCY SWAP PROVIDER means Deutsche
         Bank AG, London Branch, or such other swap provider appointed from time to time in relation to the Series 1 Class A Notes;

         SERIES 1 DOLLAR CURRENCY SWAP AGREEMENT means the Series 1 Class A Dollar Currency Swap Agreement;

         SERIES 1 DOLLAR CURRENCY SWAP PROVIDER means the Series 1 Class A Dollar Currency Swap Provider;

         SERIES 2 CLASS A DOLLAR CURRENCY SWAP AGREEMENT means the ISDA
         Master Agreement (including the schedule and confirmation thereto and any credit support annex in respect thereof) entered into on or about the Ninth Issuer Closing Date between the Series 2 Class A Dollar Currency Swap Provider, the Ninth Issuer and the Ninth Issuer Security Trustee as amended and supplemented from time to time;

         SERIES 2 CLASS A DOLLAR CURRENCY SWAP PROVIDER means Deutsche
         Bank AG, London Branch, or such other swap provider appointed from time to time in relation to the Series 2 Class A Notes;

         SERIES 2 DOLLAR CURRENCY SWAP AGREEMENT means the Series 2 Class A Dollar Currency Swap Agreement;

         SERIES 2 DOLLAR CURRENCY SWAP PROVIDER means the Series 2 Class A Dollar Currency Swap Provider;

         SERIES 3 CLASS A1 EURO CURRENCY SWAP AGREEMENT means the ISDA
         Master Agreement (including the schedule and confirmation thereto and any credit support annex in respect thereof) entered into on or about the Ninth Issuer Closing Date between the Series 3 Class A1 Euro Currency Swap Provider, the Ninth Issuer and the Ninth Issuer Security Trustee as amended and supplemented from time to time;

         SERIES 3 CLASS A1 EURO CURRENCY SWAP PROVIDER means Deutsche
         Bank AG, London Branch or such other swap provider appointed from time to time in relation to the Series 3 Class A1 Notes;

         SERIES 1 CLASS A INTEREST EVENT has the meaning given to it in Condition 4 of the Ninth Issuer Notes;

         SERIES 1 CLASS A INTEREST PAYMENT DATE means the 15th day of each consecutive month up to December 2006, from 17 January 2006 which shall be the first Series 1 Class A Interest

         Payment Date, or, following the occurrence of a Trigger Event or enforcement of the Ninth Issuer Security the 15th day of April, July, October and December 2006 or, in each of the preceding cases, if such day is not a Business Day, the next succeeding Business Day;

         SERIES 1 CLASS A NINTH ISSUER NOTES means the US$1,740,000,000 series 1 class A floating rate notes due December 2006;

         SERIES 2 CLASS A NINTH ISSUER NOTES means the US$2,175,000,000 series 2 class A floating rate notes due July 2013;

         SERIES 3 CLASS A1 NINTH ISSUER NOTES means the (euro)740,000,000 series 3 class A1 floating rate notes due January 2021;

         SERIES 3 CLASS A2 NINTH ISSUER NOTES means the (pound)400,000,000 series 3 class A2 floating rate notes due January 2021;

         SERIES 4 CLASS A NINTH ISSUER NOTES means the (pound)600,000,000 series 4 Class A floating rate notes due January 2016;

         SERIES 1 CLASS A NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 1 Class A Ninth Issuer Notes;

         SERIES 2 CLASS A NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 2 Class A Ninth Issuer Notes;

         SERIES 3 CLASS A1 NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A1 Ninth Issuer Notes;

         SERIES 3 CLASS A2 NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 3 Class A2 Ninth Issuer Notes;

         SERIES 4 CLASS A NINTH ISSUER NOTEHOLDERS means the holders for the time being of the Series 4 Class A Ninth Issuer Notes;

         SERIES 1 CLASS A GLOBAL NINTH ISSUER NOTE means a separate global note in registered form representing the Series 1 Class A Ninth Issuer Notes;

         SERIES 1 GLOBAL NINTH ISSUER NOTE means the Series 1 Class A Global Ninth Issuer Note;

         SERIES 2 CLASS A GLOBAL NINTH ISSUER NOTE means a separate global note in registered form representing the Series 2 Class A Ninth
         Issuer Notes;

         SERIES 2 GLOBAL NINTH ISSUER NOTE means the Series 2 Class A Global Ninth Issuer Note;

         SERIES 3 CLASS A1 GLOBAL NINTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A1 Ninth Issuer Notes;

         SERIES 3 CLASS A2 GLOBAL NINTH ISSUER NOTE means a separate global note in registered form representing the Series 3 Class A2 Ninth
         Issuer Notes;

         SERIES 3 GLOBAL NINTH ISSUER NOTES means the Series 3 Class A1 Global Ninth Issuer Note and the Series 3 Class A2 Global Ninth Issuer Note;

         SERIES 4 CLASS A GLOBAL NINTH ISSUER NOTE means a separate global note in registered form representing the Series 4 Class A Ninth
         Issuer Notes;

         SERIES 4 GLOBAL NINTH ISSUER NOTE means the Series 4 Class A Global Ninth Issuer Note;

         SERIES 1 NINTH ISSUER NOTES means the Series 1 Class A Ninth Issuer Notes;

         SERIES 2 NINTH ISSUER NOTES means the Series 2 Class A Ninth Issuer Notes;

         SERIES 3 NINTH ISSUER NOTES means collectively the Series 3 Class A1 Ninth Issuer Notes and the Series 3 Class A2 Ninth Issuer Notes;

         SERIES 4 NINTH ISSUER NOTES means the Series 4 Class A Ninth Issuer Notes;

         SPECIFIED OFFICE means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Ninth Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Ninth Issuer and the Ninth Issuer Security Trustee pursuant to the Ninth Issuer Paying Agent and Agent Bank Agreement;

         STERLING INTEREST DETERMINATION DATE means the first day of the Interest Period for which the rate will apply;

         STERLING ISSUER NOTES means the Series 3 Class A2 Ninth Issuer Notes and the Series 4 Class A Ninth Issuer Notes;

         SUBSCRIPTION AGREEMENT means the Subscription Agreement relating to the sale of the Series 3 Ninth Issuer Notes and the Series 4 Ninth Issuer Notes dated 25 November, 2005 between the Ninth Issuer, Abbey, Funding, the Mortgages Trustee, Deutsche Bank AG, London Branch, Lehman Brothers International (Europe), Morgan Stanley & Co. International Limited, Citigroup Global Markets Limited, Credit Suisse First Boston (Europe) Limited, Banco Santander Central Hispano, S.A., UBS Limited, JPMorgan Securities Ltd, and Barclays Bank plc;

         SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement;

         SWAP REPLACEMENT PAYMENT means the amount, if any, payable to the Ninth Issuer by a replacement swap provider as a result of its entry into a replacement swap agreement with the Ninth Issuer;

         TERM ADVANCE RATE OF INTEREST has the meaning given in Clause
         6.2 of the Intercompany Loan Terms and Conditions;

         TERM ADVANCE RATINGS means the designated ratings which correspond to the ratings assigned on the Ninth Issuer Closing Date to the corresponding class of Ninth Issuer Notes, the proceeds of which are applied by the Ninth Issuer to make such Term Advances to Funding. Any subsequent changes made to the ratings of the Ninth Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

         TERMS AND CONDITIONS has the same meaning as "Conditions";

         TRANSACTION means the transaction contemplated by the Transaction Documents;

         TRANSACTION DOCUMENT or RELEVANT DOCUMENT means any of the following documents:

         (a)      the Subscription Agreement;

         (b)      the Underwriting Agreement;

         (c)      the Ninth Issuer Intercompany Loan Agreement;

         (d)      the Mortgages Trust Deed;

         (e)      the Abbey Deed and Power of Attorney;

         (f)      the Mortgage Sale Agreement;

         (g)      each Scottish Trust Deed;

         (h)      the Seller Power of Attorney;

         (i)      the Ninth Issuer Deed of Charge;

         (j)      the Ninth Issuer Power of Attorney;

         (k)      the Funding Deed of Charge;

         (l)      the Funding Power of Attorney;

         (m)      the Dollar Currency Swap Agreements;

         (n)      the Euro Currency Swap Agreement;

         (o)      the Funding Swap Agreement;

         (p)      the Ninth Issuer Trust Deed;

         (q)      the Ninth Issuer Paying Agent and Agent Bank Agreement;

         (r)      the Servicing Agreement;

         (s)      the Cash Management Agreement;

         (t)      the Ninth Issuer Cash Management Agreement;

         (u)      the Funding Guaranteed Investment Contract;

         (v)      the Mortgages Trustee Guaranteed Investment Contract;

         (w)      the Bank Account Agreement;

         (x)      the Ninth Issuer Bank Account Agreement;

         (y)      each Ninth Issuer Collateral Bank Account Deed (if any);

         (z)      the Corporate Services Agreement;

         (aa)     the Ninth Issuer Corporate Services Agreement; and

         (bb) the Amended and Restated Master Definitions and Constructions Schedule and this Ninth Issuer Master Definitions and Construction Schedule;

         TRANSFER AGENT means J.P. Morgan Bank Luxembourg S.A. in its capacity as the transfer agent appointed by the Ninth Issuer under the Ninth Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Ninth Issuer Notes;

         TRUSTEE ACTS means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

         UNDERWRITING AGREEMENT means the Underwriting Agreement relating to the sale of the Series 1 Ninth Issuer Notes and the Series 2 Ninth Issuer Notes dated 25 November, 2005 between the Ninth Issuer, Abbey, Funding, the Mortgages Trustee, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Morgan Stanley & Co. International Limited;

         USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

         (a) on the Interest Determination Date applicable to the Series 1 Class A Ninth Issuer Notes, and the Series 2 Class A Ninth Issuer Notes, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for deposits in dollars for the relevant Interest Period. The USD-LIBOR for the first Interest Period shall be (in the case of the Series 1 Class A Ninth Issuer Notes) linear interpolation of the arithmetic mean of such offered quotations for one-month and two-month US dollar deposits and, in the case of the Series 2 Class A Ninth Issuer Notes, the linear interpolation of the arithmetic mean of such offered quotations for four-month and five-month US dollar deposits (rounded upwards, if necessary, to five decimal places).

                  This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Moneyline Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Ninth Issuer with the approval of the Note Trustee will be used.

                  In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date. This is called the screen rate for the Series 1 Class A Ninth Issuer Notes and the Series 2 Class A Ninth Issuer Notes;

         (b) if, on any such Interest Determination Date, the screen rate is unavailable, the Agent Bank will:

                  (i) request the principal London office of each of the reference banks to provide the Agent Bank with its offered quotation to leading banks for dollar deposits of the equivalent amount and for a time equal to the relevant Interest Period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

                  (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Interest Determination Date, the screen rate is unavailable and only two or three of the reference banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b); and

         (d) if fewer than two reference banks provide quotations, the Agent Bank will consult with the Note Trustee and the Ninth Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which (a) or
                  (b) was applicable;

         US PAYING AGENT means JPMorgan Chase Bank, New York Branch as paying agent in the United States of America.

2.       INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Ninth Issuer Master Definitions and Construction Schedule or any Transaction Document to:

         AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

         the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         DIRECTION or request of the holders of at least 25 per cent.
         in aggregate Principal Amount Outstanding of the Class A Ninth Issuer Notes shall mean:

         (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Ninth Issuer Security Trustee, affects the interests of the holders of one series only of the Class A Ninth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such series of Class A Ninth Issuer Notes;

         (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Ninth Issuer Security Trustee, affects the interests of the holders of any two or more series of the Class A Ninth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more series of the Class A Ninth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more series of the Class A Ninth Issuer Notes; and

         (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Ninth Issuer Security Trustee, affects the interests of the holders of any two or more series of the Class A Ninth Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more series of the Class A Ninth Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such series of the Class A Ninth Issuer Notes;

         and, in the case of (b) above, where the relevant series of the Class A Ninth Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Ninth Issuer Notes denominated in US dollars or euro shall be the equivalent in sterling at the currency Swap Rate;

         DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

         a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         HOLDING COMPANY means a holding company within the meaning of
         Section 736 of the Companies Act 1985;

         INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

         PARTY shall be construed as a party to a particular agreement, as the case may be;

         SUBSIDIARY means, (a) a subsidiary within the meaning of
         Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of
         Section 258 of the Companies Act 1985;

         TARGET BUSINESS DAY means a day on which the Trans-European
         Automated Real-time Gross settlement Express transfer (TARGET) system is open;

         VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 (POUND), STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and
         (euro), EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Ninth Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Master Ninth Issuer Definitions Schedule is expressed to be incorporated or to which this Ninth Issuer Master Definitions and Construction Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) reference to a time of day shall be construed as a reference to London time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Ninth Issuer Agreements that does not appear in this Ninth Issuer Master Definitions and Construction Schedule, shall have the meaning given in the

         Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Ninth Issuer Master Definitions and Construction Schedule and the Master Definitions and Construction Schedule, the definitions in the Ninth Issuer Master Definitions and Construction Schedule shall prevail.

3.       GOVERNING LAW

         This Ninth Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

                                   SIGNATORIES

SIGNED for the purposes of identification by         )
ALLEN & OVERY LLP                                    )

SIGNED for the purposes of identification by         )
SLAUGHTER AND MAY                                    )